Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated September 2, 2022 to certain current variable life and annuity prospectuses, initial summary prospectuses and updating summary prospectuses

This Supplement updates certain information in the Portfolios of the Trusts or the Appendix listing available Portfolio Companies in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses for variable annuity contracts and life policies and in any supplements to those prospectuses, initial summary prospectuses and updating summary prospectuses (collectively, the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus.

This Supplement updates certain information for Portfolio Companies listed in the Portfolios of the Trusts or Appendix in the Prospectuses, as applicable. Please note the following change:

Multimanager Aggressive Equity Portfolio Sub Adviser Change

Effective August 31, 2022, ClearBridge Investments, LLC* (“ClearBridge”) was removed as a sub-adviser to the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio (the “Portfolio”). Therefore, all references to ClearBridge in the Prospectus are hereby deleted in their entirety. Equitable Investment Management Group, LLC will remain as the Investment Manager of the Portfolio.

*	The removed sub adviser’s name may continue to be used in certain documents for a period of time after the date of this Supplement.

EVM-67-22(8/22)
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